Exhibit (a)(30) under Form N-1A

Exhibit 3(i) under Item 601/Reg. S-K

FEDERATED EQUITY FUNDS

Amendment No. 55

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Global Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Class T Shares

Federated MDT Mid-Cap Growth Fund

Class A Shares

Class B Shares

Class C Shares

Class R6 Shares

Institutional Shares

Class T Shares

Federated Managed Volatility Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Class T Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Class T Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

16th day of February, 2017, to become effective on March 1, 2017.

WITNESS the due execution hereof this 16th day of February, 2017.

/s/John T. Collins	/s/ Peter E. Madden
John T. Collins	Peter E. Madden

/s/ J. Christopher Donahue	/s/ Charles F. Mansfield, Jr.
J. Christopher Donahue	Charles F. Mansfield, Jr.

/s/ John B. Fisher	/s/ Thomas M. O’Neill
John B. Fisher	Thomas M. O’Neill

G. Thomas Hough	/s/ P. Jerome Richey
G. Thomas Hough	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh